UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 14, 2003

WAVE SYSTEMS CORP.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24752	13-3477246
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Pleasant Street, Lee, Massachusetts 01238

(Address of Principal Executive Offices) (ZIP Code)

Registrant’s telephone number, including area code  (413) 243-1600

Item 12.         Results of Operational Condition.

On August 14, 2003, Wave Systems Corp. announced results for its second quarter ended June 30, 2003 and highlighted recent corporate developments.  This announcement was made via a conference call, webcast and press release, entitled “Wave Systems Reports Q2/First Half Results and Highlights Increased Market Momentum.”

Item 7.                Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

Exhibit 99.1	Press release, dated August 14, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAVE SYSTEMS CORP.

By:	/s/ Steven Sprague
Steven Sprague
Chief Executive Officer

Dated:  August 21, 2003

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press release, dated August 14, 2003.